UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2009
Date of Report (Date of earliest event reported)

WESTMONT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52398	76-0773948
(State or other j urisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10610 NE 9th Place, Suite 2407, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(452) 453-1090

1621 Freeway Drive, Suite 209, Mount Vernon, Washington 98273
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Westmont Resources, Inc., a Nevada corporation (the “Company”) has relocated its offices.  The Company’s new address is 10610 NE 9th Place, Suite 2407, Bellevue, WA 98004.  The Company’s new telephone number is (425) 453-1090.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2009                                                       WESTMONT RESOURCES, INC.

By:  /s/ Bruce E. Fischer
                                                                          Name:  Dr. Bruce E. Fischer
Title:    Chief Executive Officer